UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2021

STAR PEAK CORP II

(Exact name of registrant as specified in its charter)

Delaware	001-39835	85-3374823
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1603 Orrington Avenue, 13th Floor Evanston, Illinois	60201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 905-4500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one warrant	STPC.U	The New York Stock Exchange
Shares of Class A common stock included as part of the units	STPC	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	STPC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 10, 2021 (the “Original Form 8-K”).

As previously reported, on May 8, 2021, Star Peak Corp II, a Delaware corporation (“STPC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with STPC II Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of STPC, and Benson Hill, Inc., a Delaware corporation (“Benson Hill”). In connection with the announcement of the entry into the Merger Agreement, the audited consolidated financial statements of Benson Hill and its subsidiaries as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 (the “Previously Furnished Financial Statements”) were furnished as Exhibit 99.4 to the Original Form 8-K and incorporated by reference into Item 7.01 thereto.

On May 10, 2021, Ernst & Young LLP (“E&Y”), Benson Hill’s independent registered public accounting firm, advised Benson Hill, which in turn advised STPC, of a typographical error in E&Y’s audit report included in the Previously Furnished Financial Statements which referred to the opinion date of Note 23 to such Previously Furnished Financial Statements as “March 10, 2021” instead of “May 10, 2021” (the “Typographical Error”). Accordingly, the Original Form 8-K is hereby amended solely to amend and restate Item 9.01 to (i) remove the Previously Furnished Financial Statements, which were furnished as Exhibit 99.4 to the Original Form 8-K, and (ii) furnish as Exhibit 99.4 hereto and incorporate by reference into Item 7.01 of the Original Form 8-K the revised audited consolidated financial statements of Benson Hill and its subsidiaries as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 (the “Financial Statements”).

Except for correcting the Typographical Error in E&Y’s audit report contained therein, the Financial Statements are otherwise unchanged from the Previously Furnished Financial Statements. The Original Form 8-K otherwise remains unchanged.

The foregoing (including the information presented in Exhibit 99.4) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act. The submission of the information set forth in Item 7.01 of the Original Form 8-K, as amended hereto, shall not be deemed an admission as to the materiality of any information in Item 7.01 of the Original Form 8-K, as amended hereto, including the information presented in Exhibit 99.4, that is provided solely in connection with Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1†	Agreement and Plan of Merger, dated as of May 8, 2021, by and among Star Peak Corp II, STPC II Merger Sub Corp. and Benson Hill, Inc. (incorporated by reference from Exhibit 2.1 to the registrant’s Original Form 8-K filed with the SEC on May 10, 2021).
10.1	Form of Support Agreement (incorporated by reference from Exhibit 10.1 to the registrant’s Original Form 8-K filed with the SEC on May 10, 2021).
10.2	Sponsor Support Agreement, dated as of May 8, 2021, by and among Star Peak Sponsor II LLC, Star Peak Corp II and the other holders party thereto (incorporated by reference from Exhibit 10.2 to the registrant’s Original Form 8-K filed with the SEC on May 10, 2021).
10.3	Form of Lock-up Agreement (incorporated by reference from Exhibit 10.3 to the registrant’s Original Form 8-K filed with the SEC on May 10, 2021).
10.4	Form of Subscription Agreement (incorporated by reference from Exhibit 10.4 to the registrant’s Original Form 8-K filed with the Commission on May 10, 2021).
99.1	Press Release, dated May 10, 2021 (incorporated by reference from Exhibit 99.1 to the registrant’s Original Form 8-K filed with the SEC on May 10, 2021).
99.2	Investor Presentation (incorporated by reference from Exhibit 99.2 to the registrant’s Original Form 8-K filed with the SEC on May 10, 2021).
99.3	Conference Call Transcript (incorporated by reference from Exhibit 99.3 to the registrant’s Original Form 8-K filed with the SEC on May 10, 2021).
99.4	Audited Consolidated Financial Statements of Benson Hill, Inc.

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2021	STAR PEAK CORP II

	By:	/s/ Eric Scheyer
	Name:	Eric Scheyer
	Title:	Chief Executive Officer